EXHIBIT 10.9

         SECOND AMENDMENT, dated as of August 22, 1997, to that certain International Distributorship Agreement, dated as of January 22, 1997, as amended (as so amended, the "Distributorship Agreement") between Arterial Vascular Engineering, Inc., a Delaware corporation ("AVE") and Japan Lifeline Co., Ltd., a company organized under the laws of Japan (the "Distributor").

         WHEREAS, AVE and the Distributor desire to amend certain provisions of the Distributorship Agreement;

         NOW, THEREFORE, in consideration of the premises and for other valuable consideration, receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

         1. Section 3.6 is hereby amended by deleting the amount "*" and substituting in lieu thereof the amount "*".

         2. Schedule B is hereby amended by adding a proviso to the end of the sentence under the heading "Coronary Stent Systems," which proviso shall be and read as follows:

                  "; provided, however, that for the * period beginning * and ending *, Distributor shall purchase at least * coronary stent systems".

         3. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Distributorship Agreement.

         4.  From  and   after  the  date   hereof,   all   references   in  the
Distributorship   Agreement   shall  be   deemed   to  be   references   to  the
Distributorship Agreement as modified hereby.

         5. This Amendment shall be governed by, and construed in accordance with, the laws of the State of California applicable to contracts executed in and to be performed in that State.


         IN WITNESS WHEREOF, AVE and the Distributor have caused this Amendment to be duly executed as of the date first written above by their respective officers thereunto duly authorized.

ARTERIAL VASCULAR ENGINEERING, INC.                     JAPAN LIFELINE CO., LTD.



By  /s/ Scott J. Solano                                 /s/ Takeshi Masumoto
  -------------------------------------                     ----------------
        Scott J. Solano                                     Takeshi Masumoto
  President and Chief Executive Officer                        President

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*    Certain  confidential  information  contained in this  document,  marked by asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.